November 1, 2018

VIA EDGAR

Lisa Larkin

Office of Filings, Information & Consumer Services

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Eaton Vance Mutual Funds Trust (the “Trust” or the “Registrant”) (File No. 811-04015) on behalf of Eaton Vance Multi-Asset Credit Fund (the “Fund”)

Dear Ms. Larkin:

On behalf of the above-referenced Registrant on behalf of the Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are definitive copies of the Shareholder Letter, Notice of Special Meeting of Shareholders (the “Meeting”), Proxy Statement and Proxy Cards (“proxy materials”) regarding a Special Meeting of the Shareholders to be held on Tuesday, December 18, 2018. The definitive proxy materials are being mailed to shareholders on or about November 1, 2018. This letter responds to comments provided telephonically to the undersigned on October 23, 2018, regarding the preliminary proxy statement of the Fund on Form PRE14A (the “Proxy Statement”) filed on behalf of the Registrant on October 16, 2018 (Accession No. 0000940394-18-00168). The comments and the responses thereto are set forth below.

Questions & Answers

1.    Comment: Please confirm when the Registrant will file a post-effective amendment to its registration statement pursuant to Rule 485(a) under the Securities Act of 1933 regarding the Fund’s change in name and principal investment strategy.

Response: The Registrant intends to file an amendment to its registration statement pursuant to Rule 485(a) incorporating the changes to the Fund’s name and principal investment strategy in accordance with the Fund’s annual update schedule.

2.    Comment: Please note in the Question and Answers regarding the proposed “manager of managers” structure that the Fund would need to request exemptive relief from the U.S. Securities and Exchange Commission and that such relief may not be granted. Please confirm the status of such exemptive relief.

Response: The Registrant has added the requested disclosure. The Registrant has not yet applied for exemptive relief allowing for a “manager of managers” structure, but intends to do so within the next six months.

3.    Comment: Please explain the relevance of the Board considering the services EVAIL provides to other Eaton Vance Funds in its approval of the Sub-Advisory Agreement, if EVAIL does not act as an investment adviser to any other registered investment company with an investment strategy substantially similar to that of the Fund.

Response: EVAIL is a wholly-owned subsidiary of EVM with experience in managing various investment strategies, including non-U.S. high yield investment strategies. EVAIL serves as sub-adviser to other Eaton Vance Funds and, in that regard, the Board has evaluated information regarding EVAIL and its personnel, including during its most recent annual contract review process. While EVAIL does not provide advisory services to any registered investment company with substantially the same principal investment strategy as the Fund of investing at least 80% of net assets in credit-related investments, with at least 60% of net assets invested in high-yield corporate bonds and floating rate loans, EVAIL does provide investment advisory services regarding such investments to portions of registered investment companies with broader principal investment strategies. In addition, in connection with evaluating sub-advisory agreements, the Board evaluates matters beyond a sub-adviser’s ability to carry out a specific investment mandate, including, for example, the compliance and other functions of the sub-adviser that are an integral part of the delivery of portfolio management services. Accordingly, the Registrant believes that the disclosure is an accurate description of the material factors considered by the Board in determining to approve the Sub-Advisory Agreement with EVAIL.

4.	Comment: Please clarify in the Overview of the Sub-Advisory Agreement Approval Process what conclusions the Board drew from its consideration of the benefits received by Eaton Vance as a result of brokerage allocation (see Item 22(c)11(ii) of Schedule 14A).

Response: As part of its evaluation of the Sub-Advisory Agreement, the Board considered information regarding policies and practices with respect to trading, including the allocation of brokerage transactions and the benefits that may be received by the Adviser and its affiliates, including EVAIL, as a result of executing portfolio transactions. As disclosed in the “Overview of the Sub-Advisory Agreement Approval Process”, this would include information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”. The Board considered this information in connection with its evaluation of the nature, extent and quality of services to be provided and any fall-out benefits associated with the management of the Fund. While the Registrant believes that the disclosure is adequate, certain additional information regarding the Board’s consideration of these matters has been included in the Proxy Statement.

5.	Comment: Please explain the relevance of the Board considering the abilities and experience of EVAIL’s investment professionals if EVAIL does not act as an investment adviser to any other registered investment company with an investment strategy substantially similar to that of the Fund.

Response: Please see Response 3.

6.	Comment: Please add disclosure regarding the Required Vote for Proposal 1.

Response: The Registrant notes that requested disclosure was included within Proposal 1, but will be relocated to the end of that Proposal for ease of reference.

7.	Comment: Please confirm that the expense of preparing, printing and mailing the Proxy Statement and soliciting proxies will be paid by EVM pursuant to the expense reimbursement agreement currently in place between EVM and the Fund, and explain whether those expenses would be subject to recoupment by EVM.

Response: The Registrant confirms that all costs associated with the Special Meeting of Shareholders will be paid by EVM pursuant to the expense reimbursement agreement currently in place between EVM and the Fund. Such costs will be subject to recoupment by EVM under the terms of the expense reimbursement agreement.

8.    Comment: If there are any owners of more than 25% of a class of shares of the Fund, please define “control person” in Appendix A.

Response: The Registrant notes in Exhibit A that beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

If you have any questions or comments concerning the foregoing, kindly call me at (617) 672-8878.

Very truly yours,

/s/ Michael P. Keane

Michael P. Keane, Esq.

Vice President